UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

October 21, 2016

FELLAZO CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-208237	30-0840869
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8th Floor, Wisma Huazong, Lot 15285,
0.7km Lebuhraya Sungai Besi,
43300 Seri Kembangan,
Selangor, Malaysia.

(Address of principal executive offices)

+603-8955 9855

(Registrant’s telephone number, including area code)

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Resignation of Previous Independent Registered Public Accounting Firm.

On October 19, 2016, Fellazo Corp. (the “Company”) dismissed Paritz & Company, P.A (“Partiz”) as the independent registered public accounting firm of the Company, effective immediately. The dismissal of Partiz was approved by the Company’s Board of Directors.

The audit reports of Partiz on the consolidated financial statements of the Company for each of the two most recent fiscal years ended August 31, 2015 and August 31, 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that its report contained a going concern qualification as to the Company’s ability to continue.

During the Company’s two most recent fiscal years ended August 31, 2015 and August 31, 2014 and during the subsequent interim period through May 31, 2016, there were no disagreements between the Company and Partiz on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Partiz, would have caused Partiz to make reference to the matter in reports on the Company’s financial statements, had any such reports been issued. During the period of engagement, there were no “reportable events” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

The Registrant has provided Partiz with a copy of the disclosures in this Current Report and the Company requested a letter from Partiz addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter is attached as an exhibit to this Current Report.

(b)	Engagement of New Independent Registered Public Accounting Firm.

On October 19, 2016, concurrent with the dismissal of Partiz, the Company, upon the Board of Directors’ approval, engaged Malone Bailey LLP (“Malone”) as the Company’s independent registered public accounting firm, effective immediately.

During the Company’s two most recent fiscal years ended August 31, 2015 and August 31, 2014 and during the subsequent interim period through May 31, 2016, the Company did not consult Malone with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company or oral advice was provided that Malone concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from Paritz & Company, P.A

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2016

Fellazo Corp.

By:	/s/ Wong Kong-Yew
Wong Kong-Yew
Title:	President

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